UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 25, 2006
ARKANSAS BEST CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-19969	71-0673405

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
3801 Old Greenwood Road
Fort Smith, Arkansas 72903
(479) 785-6000

(Address, including zip code, and telephone number, including area code, of the registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 — ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 5.02 — DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
SIGNATURES

ITEM 1.01 — ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
     On January 25, 2006 the Compensation Committee (the “Committee”) of the Board of Directors of Arkansas Best Corporation (the “Company”) took the following actions:
Base Salary Increases
The Committee approved new annual base salaries (effective February 1, 2006) for the following executive officers:

	2005 Base Salary	2006 Base Salary
Officer	(annualized)	(annualized)
Robert Davidson (1)
President-Chief Executive Officer
Arkansas Best Corporation	$400,000	$500,000

Richard Cooper
Senior Vice President — Administration, General Counsel
Arkansas Best Corporation	$220,000	$240,000

Judy McReynolds (2)
Senior Vice President — Chief Financial Officer, Treasurer
Arkansas Best Corporation	$195,000	$240,000

Wesley Kemp (3)
Senior Vice President — Operations
ABF Freight System, Inc.	$195,000	$240,000

Roy Slagle (4)
Senior Vice President — Sales and Marketing
ABF Freight System, Inc.	$195,000	$240,000

Christopher Baltz (5)
Senior Vice President — Yield Management &
Strategic Development
ABF Freight System, Inc.	$195,000	$240,000

(1) Effective February 1, 2006, Robert A. Young will retire as the Company’s Chief Executive Officer and Mr. Davidson will be promoted to President — Chief Executive Officer.
(2) Effective February 1, 2006, David E. Loeffler will retire as the Company’s Chief Financial Officer and Treasurer and Ms McReynolds will be promoted to Senior Vice President — Chief Financial Officer and Treasurer.
(3) Effective February 1, 2006, Mr. Kemp will be promoted to Senior Vice President — Operations of ABF Freight System, Inc. Mr. Kemp previously was the Vice President — Terminal Operations of ABF Freight System, Inc.
(4) Effective February 1, 2006, Mr. Slagle will be promoted to Senior Vice President — Sales and Marketing of ABF Freight System, Inc. Mr. Slagle previously was the Vice President — Administration and Treasurer of ABF Freight System, Inc.

(5) Effective February 1, 2006, Mr. Baltz will be promoted to Senior Vice President — Yield Management & Strategic Development of ABF Freight System, Inc. Mr. Baltz previously was the Vice President — Marketing and Pricing of ABF Freight System, Inc.
2005 Annual Incentive Compensation Awards
The Company’s named executive officers were participants in the Company’s Executive Officer Annual Incentive Compensation Plan (the “Plan”). On January 25, 2006, the Committee reviewed the performance measures established under the Plan for the 2005 Plan year and determined the level of performance measure actually achieved by the Company under the Plan for 2005. In addition, the Committee determined the amount earned in 2005 under the Plan (to be paid in January 2006) by each below named executive officer.

2005 Cash Bonus
Awarded Under the
Annual Incentive
Named Executive Officer	Compensation Plan
Robert Young
Chief Executive Officer	$1,651,680

Robert Davidson
President — Chief Operating Officer	$1,009,360

David Loeffler
Senior Vice President — Chief Financial Officer/Treasurer	$573,500

John R. Meyers
Vice President	$473,482

Richard Cooper
Senior Vice President — Administration, General Counsel	$403,744
Amounts earned under the Plan are based on the Company’s return on capital employed (“ROCE”). Each named executive officer’s award is based on a percentage of his 2005 base salary times the Company’s 2005 percent of target incentive award earned at the ROCE percentage achieved. A minimum of 7% ROCE must be achieved before any incentive is earned. The maximum amount any individual can earn under the Plan during the performance period is $2 million.
2006 Annual Incentive Compensation Performance Measures
The Committee approved the performance measure and goals and the individual target incentive awards for 2006 under the Plan. The 2006 performance measure is based on the return on capital employed (“ROCE”) for each of the Company and ABF Freight System, Inc. The 2006 ROCE performance measure is substantially the same as in 2005. A minimum of 7% ROCE must be achieved for any incentive to be earned; 10% is the target ROCE, with higher levels of ROCE resulting in additional earned incentive. If the target ROCE were achieved, the Company’s President-CEO would receive $300,000 and each of the Company’s and ABF’s Senior Vice Presidents would receive $120,000. The actual incentive earned in 2006 will depend on the final level of ROCE achieved, which will be certified by the Committee in the first quarter of 2007. The maximum amount any individual can earn under the Plan during the performance period is $2 million.
The Company’s President-CEO, Senior Vice Presidents, Vice Presidents, Data-Tronics President and Department Directors participate in the Plan. ABF Freight System, Inc.’s Senior Vice Presidents, Vice

Presidents, Regional Vice Presidents, Controller and Department Directors participate in ABF’s Annual Incentive Compensation Plan.
The Plan was approved by the Company’s stockholders at the Company’s annual stockholders meeting on April 20, 2005.
Long-Term Incentive Plan
The Company’s stockholders approved the 2005 Ownership Incentive Plan on April 20, 2005. Pursuant to such Ownership Incentive Plan, on January 25, 2006, the Committee created a Long-Term Incentive Plan (the “LTIP”) for the three year measurement period of 2006-2008. The LTIP is comprised of two parts, an “ROCE Portion,” which is given a 60% weighting, and a “Growth Portion,” which is given a 40% weighting. The maximum amount any individual can earn under the 2006-2008 LTIP is $2 million.
Participants in the 2006-2008 LTIP are executive officers of the Company or its subsidiaries, ABF Freight System, Inc. or Data-Tronics Corp., who are not participants in the Company’s Supplemental Benefit Plan or in the Deferred Salary Agreement program. In the 2006-2008 LTIP the participants are expected to be the four new ABF Vice Presidents and such other key employees as the Committee may designate.
On January 25, 2006, the Committee approved the performance measure and goals and the individual target incentive awards under the 2006-2008 LTIP. For the “ROCE Portion” the Committee determined that it would use the Company’s three year average return on capital employed (“ROCE”) as its performance measure and that a minimum of 7% ROCE must be achieved for any incentive to be earned and 10% is the target ROCE, with higher levels of ROCE resulting in additional earned incentive. If the target ROCE were achieved, the participating Vice Presidents would each receive $49,200. The actual incentive earned in 2008 for the ROCE Portion will depend on the final three year average of ROCE achieved and the participant’s Base Salary as defined in the LTIP.
For the “Growth Portion” the Committee determined that the performance measure would be based on the Company achieving specified levels of operating profit margin in 2008 for two segments of ABF Freight System, Inc.’s business. If the target 2008 operating profit margin is achieved, the participating Vice Presidents would each receive $41,000 and the participant’s Base Salary as defined in the LTIP.
Chairman of the Board of Directors Compensation
After his retirement as the Company’s Chief Executive Officer on January 31, 2006, Robert A. Young will continue to serve as the Company’s Chairman of the Board of Directors. In his non-officer Chairman capacity, Mr. Young will receive an annual retainer of $100,000, $1,500 per Board or Committee meeting, plus reimbursement of his expenses related to service of the Board of Directors. Mr. Young will also continue to have the use of his corporate office and his administrative assistant while he continues as Chairman of the Board. No other changes to director compensation were made by the Committee.

ITEM 5.02 — DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
Effective February 1, 2006, Robert A. Young will retire as the Company’s Chief Executive Officer, he will continue as Chairman of the Company’s Board of Directors. Robert A. Davidson, age 58, will succeed Mr. Young as the Company’s President — Chief Executive Officer. The Company has previously reported this in its Form 8-K filed on October 28, 2005.
Effective February 1, 2006, David E. Loeffler will retire as the Company’s Chief Financial Officer and Treasurer. Judy McReynolds will succeed Mr. Loeffler as the Company’s Senior Vice President — Chief Financial Officer and Treasurer. The Company has previously reported this in its Form 8-K filed on August 1, 2005.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARKANSAS BEST CORPORATION (Registrant)
Date:	January 30, 2006	/s/ Richard F. Cooper
Richard F. Cooper,
Senior Vice President — Administration